Columbia Multi-Advisor International Value Fund

Supplement dated April 20, 2012

to the Prospectuses dated March 1, 2012

and the Statement of Additional Information (SAI) dated April 1, 2012

Effective on or about April 20, 2012, the following changes are hereby made to the Fund’s prospectus:

The “Principal Investment Strategies of the Fund” in the Summary of the Fund is superseded and hereby replaced with the following:

The Fund’s assets primarily are invested in equity securities of foreign issuers that are believed to be undervalued and offer growth potential. These equity securities generally include common stocks, preferred stock and depositary receipts. The Fund may invest in both developed and emerging markets.

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager) serves as the investment manager for the Fund and is responsible for oversight of the Fund’s subadvisers. A portion of the Fund’s assets are managed by the Columbia Management, while Dimensional Fund Advisors, L.P. (DFA) and Mondrian Investment Partners Limited (Mondrian) (the Subadvisers) each manage other portions of the Fund’s assets. Columbia Management, subject to the oversight of the Fund’s Board of Trustees (Board), decides the proportion of the Fund assets to be managed by it and each Subadviser, and may change these proportions at any time. Columbia Management and the Subadvisers act independently of the other and each uses its own methodology for selecting stocks.

Columbia Management

Columbia Management combines fundamental and quantitative analysis with risk management in identifying value opportunities and constructing its portion of the Fund’s portfolio. Columbia Management seeks to identify equity securities of foreign companies that have market capitalizations of more than $1 billion at the time of purchase. The foreign companies are typically in at least three countries, other than the United States, at any one time and may be in emerging market countries. Columbia Management may invest directly in foreign securities or indirectly through closed-end investment companies and depositary receipts. Depositary receipts are receipts issued by a bank or trust company and evidence ownership of underlying securities issued by foreign companies. Columbia Management invests in common stocks and may invest in derivatives, including futures, forwards, options, swap contracts and other derivatives for both hedging and non-hedging purposes, including, for example, to seek to enhance returns or as a substitute for a position in an underlying asset.

DFA

DFA uses a value-oriented approach that seeks sources of higher expected returns aiming to add value beyond what can be achieved via other approaches and conventional benchmarks. DFA’s stock selection process seeks to identify stocks of large non-U.S. companies that are determined to be “value” stocks at the time of purchase. DFA considers value stocks to be primarily those issued by companies with a high book value in relation to market value (a “book to market ratio”). In assessing value, DFA may consider additional factors, such as price to cash flow or price to earnings ratios as well as economic conditions and developments in the issuer’s industry. The criteria DFA uses for assessing value are subject to change from time to time. DFA, using a market capitalization weighted approach, purchases stocks of large companies located in developed market countries that have been designated as approved markets. DFA may purchase equity securities in the form of depositary receipts, which may be listed or traded outside the issuer’s domicile country, to gain exposure to companies associated with approved markets.

Mondrian

Mondrian is an active, value-oriented, defensive manager that emphasizes small-cap investment opportunities for the Fund. Mondrian considers small-cap investment opportunities to be companies whose market capitalization falls within the range of companies in the Morgan Stanley Capital International (MSCI) World Ex-U.S. Small Cap Index. The MSCI World Ex-U.S. Small Cap Index is composed of stocks which are categorized as small capitalization stocks and is designed to measure equity performance in 23 global developed markets, excluding the U.S. Mondrian then uses a quantitative screen as well as other security ideas to derive a smaller number of companies on which it will make use of a three-stage process to determine (i) whether an existing security will remain or will be removed from the Fund and (ii) whether a new security will be purchased for the Fund. Mondrian may use foreign currency forward contracts, with terms of up to three months on a rolling basis, in an effort to defensively hedge the currency of existing positions. Mondrian also may purchase foreign currency for immediate settlement in order to purchase foreign securities.

The following has been added to the Principal Risks of Investing in the Fund in the Summary of the Fund:

Sector Risk. At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic or market events, making the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

The information under “Fund Management” in the Summary of the Fund is superseded and hereby replaced with the following:

FUND MANAGEMENT

Investment Manager: Columbia Management Investment Advisers, LLC

Subadvisers: Dimensional Fund Advisors, L.P. and Mondrian Investment Partners Limited

Columbia Management Investment Advisers, LLC

Portfolio Manager	Title	Managed Fund Since
Colin Moore	Co-Portfolio Manager	April 2012

Fred Copper	Co-Portfolio Manager, CFA	April 2012

Dimensional Fund Advisors, L.P.

Portfolio Manager	Title	Managed Fund Since
Karen Umland, CFA	Senior Portfolio Manager and Vice President	November 2011

Jed Fogdall	Senior Portfolio Manager and Vice President	November 2011

Joseph Chi, CFA	Senior Portfolio Manager and Vice President	November 2011

Henry F. Gray	Head of Global Equity Trading and Vice President	2012

Mondrian Investment Partners Limited

Portfolio Manager	Title	Managed Fund Since
Dr. Ormala Krishnan	Senior Portfolio Manager	2008

Frances M. Cuthbert, CFA	Senior Portfolio Manager	2012

Aidan Nicholson, CFA	Senior Portfolio Manager	2012

The “Principal Investment Strategies of the Fund” in the More Information about the Fund section is superseded and hereby replaced with the following:

The Fund’s assets primarily are invested in equity securities of foreign issuers that are believed to be undervalued and offer growth potential. These equity securities generally include common stocks, preferred stock and depositary receipts. The Fund may invest in both developed and emerging markets.

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager) serves as the investment manager for the Fund and is responsible for oversight of the Fund’s subadvisers. A portion of the Fund’s assets are managed by the Columbia Management, while Dimensional Fund Advisors, L.P. (DFA) and Mondrian Investment Partners Limited (Mondrian) (the Subadvisers) each manage other portions of the Fund’s assets. Columbia Management, subject to the oversight of the Fund’s Board of Trustees (Board), decides the proportion of the Fund assets to be managed by it and each Subadviser, and may change these proportions at any time. Columbia Management and the Subadvisers act independently of the other and each uses its own methodology for selecting stocks.

Columbia Management

Columbia Management combines fundamental and quantitative analysis with risk management in identifying value opportunities and constructing its portion of the Fund’s portfolio. Columbia Management seeks to identify equity securities of foreign companies that have market capitalizations of more than $1 billion at the time of purchase. The foreign companies are typically in at least three countries, other than the United States, at any one time and may be in emerging market countries. Columbia Management may invest directly in foreign securities or indirectly through closed-end investment companies and depositary receipts. Depositary receipts are receipts issued by a bank or trust company and evidence ownership of underlying securities issued by foreign companies. Columbia Management invests in common stocks and may invest in derivatives, including futures, forwards, options, swap contracts and other derivatives for both hedging and non-hedging purposes, including, for example, to seek to enhance returns or as a substitute for a position in an underlying asset.

Columbia Management normally invests no more than 5% of its total assets in a single security; typically invests up to the greater of (i) 20% of its total assets in a single country or industry or (ii) 150% of the weighting of a single country or industry in the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Value Index (limited to less than 25% of its total assets in a single industry, other than U.S. Government obligations); and generally may not invest more than 20% of its total assets in emerging market countries. When identifying value opportunities, Columbia Management considers, among other factors:

•	businesses that are believed to be fundamentally sound and undervalued due to investor indifference, investor misperception of company prospects, or other factors;

•

various measures of valuation, including price-to-cash flow, price-to-earnings, price-to-sales, and price-to-book value. Columbia Management believes that companies with lower valuations are generally more likely to provide opportunities for capital appreciation;

•	a company’s current operating margins relative to its historic range and future potential; and

•

potential indicators of stock price appreciation, such as anticipated earnings growth, company restructuring, changes in management, business model changes, new product opportunities or anticipated improvements in macroeconomic factors.

Columbia Management may sell a security when the security’s price reaches a target set by Columbia Management; if Columbia Management believes that there is deterioration in the issuer’s financial circumstances or fundamental prospects; or that other investments are more attractive; or for other reasons.

DFA

DFA uses a value-oriented approach that seeks sources of higher expected returns aiming to add value beyond what can be achieved via other approaches and conventional benchmarks. DFA’s stock selection process generally seeks to identify stocks of large non-U.S. companies that are determined to be “value” stocks at the time of purchase. DFA considers value stocks to be primarily those issued by companies with a high book value in relation to market value (a “book to market ratio”). In assessing value, DFA may consider additional factors, such as price to cash flow or price to earnings ratios as well as economic conditions and developments in the issuer’s industry. The criteria DFA uses for assessing value are subject to change from time to time. DFA, using a market capitalization weighted approach, purchases stocks of large companies located in developed market countries that have been designated as approved markets by DFA. DFA may purchase equity securities in the form of depositary receipts, which may be listed or traded outside the issuer’s domicile country, to gain exposure to companies associated with approved markets.

Under normal market conditions, DFA intends to invest at least 40% of the Funds assets it manages in companies in three or more non-U.S. developed market countries that have been designated as approved markets by DFA.

In the countries or regions authorized for investment, DFA first ranks eligible companies listed on selected exchanges based on the companies’ market capitalizations. DFA then determines the universe of eligible stocks by defining the minimum market capitalization of a large company that may be purchased by the Fund with respect to each country or region. This threshold will vary by country or region. DFA intends to purchase securities within each applicable country using a market capitalization weighted approach. Through this approach and its judgment, DFA will seek to set country weights based on the relative market capitalization of eligible large companies within each country.

DFA may sell some or all of its position in a security if the security no longer meets one or more of the eligibility criteria for purchase that are described above or, if requested by the Investment Manager, to provide liquidity for fund redemptions. Notwithstanding the foregoing, DFA retains discretion over the decision to sell any given security at any time.

Investments for the Fund will not be based upon an issuer’s dividend payment policy or record. However, many of the companies whose securities will be included in the Fund’s portfolio do pay dividends. It is anticipated, therefore, that the Fund, will receive dividend income.

Mondrian

Mondrian is an active, value-oriented, defensive manager that emphasizes small-cap investment opportunities for the Fund. Mondrian considers small-cap investment opportunities to be companies whose market capitalization falls within the market capitalization range of companies in the Morgan Stanley Capital International (MSCI) World Ex-U.S. Small Cap Index. The MSCI World Ex-U.S. Small Cap Index is composed of stocks which are categorized as small capitalization stocks and is designed to measure equity performance in 23 global developed markets, excluding the U.S. Mondrian then uses a quantitative screen as well as other security ideas to derive a smaller number of companies on which it will make use of a three-stage process to determine (i) whether an existing security will remain or will be removed from the Fund and (ii) whether a new security will be purchased for the Fund. Mondrian’s three-stage research process includes:

•	an overview of financial statements and industry prospects;

•	meetings (on-site) with company management to have a clearer understanding of business operations and growth prospects; and

•

using a combination of bottom-up/top-down inputs to model the future income stream, balance sheet and cash flow projections of the company to ascertain the long-term dividend paying capability of the company, which are then used as inputs into the inflation adjusted dividend discount methodology to derive the underlying value of a company.

In addition, Mondrian may sell a security if:

•	price appreciation has led to a significant overvaluation against a predetermined value level as defined by the dividend discount model;

•	change in the fundamentals adversely affects ongoing appraisal of value;

•	more attractive alternatives are discovered; and

•	market capitalization significantly exceeds Mondrian’s targeted ceiling.

Mondrian may use foreign currency forward contracts, with terms of up to three months on a rolling basis, in an effort to defensively hedge the currency of existing positions. Mondrian also may purchase foreign currency for immediate settlement in order to purchase foreign securities.

The following has been added to the Principal Risks of Investing in the Fund in the More Information About the Fund section of the prospectus:

Sector Risk. At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic or market events, making the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

The portfolio manager information regarding Tradewinds under the caption “Fund Management and Compensation” in the More Information about the Fund section is superseded and hereby replaced with the following:

Columbia Management

Colin Moore, Co-Portfolio Manager.

•	Managed the Fund since April 2012.

•	Chief Investment Officer of the Investment Manager.

•	Joined the Investment Manager in May 2010 when it acquired the long-term asset management business of Columbia Management Group, where he worked as an investment professional since 2002.

•	Began investment career in 1983.

•	London Business School — Investment Management Program.

Fred Copper, CFA, Co-Portfolio Manager

•	Managed the Fund since April 2012.

•	Joined the Investment Manager in May 2010 when it acquired the long-term asset management business of Columbia Management Group, where he worked as an investment professional since 2005.

•	Began investment career in 1990.

•	BS from Boston College and MBA from the University of Chicago.

For DFA, Stephen A. Clark no longer serves a portfolio manager for the Fund.

The rest of this section remains the same.

Effective on or about April 20, 2012, the following changes are hereby made to the Fund’s SAI:

The information in Table 17. Subadvisers and Subadvisory Agreement Fee Schedules regarding Tradewinds Global Investors, LLC has been deleted.

The information in Table 19. Portfolio Managers regarding Columbia Multi-Advisor International Value Fund is superseded and hereby replaced as follows:

Portfolio Managers. For funds other than money market funds, the following table provides information about the fund’s portfolio managers as of the end of the most recent fiscal period, unless otherwise noted.

Table 19. Portfolio Managers

Fund	Portfolio Manager	Other Accounts Managed (excluding the fund)			Ownership of Fund Shares	Potential Conflicts of Interest	Structure of Compensation
		Number and type of account*	Approximate Total Net Assets	Performance Based Accounts(a)
For funds with fiscal period ending October 31
Columbia Multi-Advisor International Value	Columbia Management:
	Colin Moore(b)	24 RICs 26 PIVs 21 other accounts	$10.65 billion $2.4 billion $239.0 million	None	None	(1)	(4)
	Fred Copper(b)	5 RICs 2 PIVs 9 other accounts	$1.96 billion $385.1 million $40.87 million
DFA:
	Karen Umland(c)	37 RICs 17 PIVs 28 other accounts	$62.78 billion $1.65 billion $8.75 billion	1 other account ($355.32 M)	None	(2)	(5)
	Jed Fogdall(c)	37 RICs 17 PIVs 28 other accounts	$62.78 billion $1.65 billion $8.75 billion	1 other account ($355.32 M)
	Joseph Chi(c)	37 RICs 17 PIVs 28 other accounts	$62.78 billion $1.65 billion $8.75 billion	1 other account ($355.32 M)
	Henry F. Gray(c)	None	N/A	N/A
Mondrian:
	Ormala Krishnan	3 RICs 1 PIV 13 other accounts	$870.0 million $1.93 billion $1.47 billion	None	None	(3)	(6)
	Frances M. Cuthbert(d)	1 RIC 1 PIV 23 other accounts	$318.68 million $1.87 billion $2.29 billion
	Aidan Nicholson(d)	1 RIC 23 other accounts	$318.68 million $2.29 billion

*	RIC refers to a Registered Investment Company; PIV refers to a Pooled Investment Vehicle.
(a)	Number of accounts for which the advisory fee paid is based in part or wholly on performance and the aggregate net assets in those accounts.

(b)	The portfolio managers began managing the Fund after its fiscal year end; reporting information is provided as of Sept. 30, 2011.
(c)	The portfolio managers began managing the Fund after its fiscal year end; reporting information is provided as of October 31, 2011.
(d)	The portfolio managers began managing the Fund after its fiscal year end; reporting information is provided as of Dec. 31, 2011.

(1) Columbia Management: Like other investment professionals with multiple clients, a fund’s portfolio manager(s) may face certain potential conflicts of interest in connection with managing both the fund and other accounts at the same time. The investment manager and the funds have adopted compliance policies and procedures that attempt to address certain of the potential conflicts that portfolio managers face in this regard. Certain of these conflicts of interest are summarized below.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (performance fee accounts), may raise potential conflicts of interest for a portfolio manager by creating an incentive to favor higher fee accounts.

Potential conflicts of interest also may arise when a portfolio manager has personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to the investment manager’s Code of Ethics and certain limited exceptions, the investment manager’s investment professionals do not have the opportunity to invest in client accounts, other than the funds.

A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. The effects of this potential conflict may be more pronounced where funds and/or accounts managed by a particular portfolio manager have different investment strategies.

A portfolio manager may be able to select or influence the selection of the broker/dealers that are used to execute securities transactions for the funds. A portfolio manager’s decision as to the selection of broker/dealers could produce disproportionate costs and benefits among the funds and the other accounts the portfolio manager manages.

A potential conflict of interest may arise when a portfolio manager buys or sells the same securities for a fund and other accounts. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a fund as well as other accounts, the investment manager’s trading desk may, to the extent consistent with applicable laws and regulations, aggregate the securities to be sold or bought in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a fund or another account if a portfolio manager favors one account over another in allocating the securities bought or sold.

“Cross trades,” in which a portfolio manager sells a particular security held by a fund to another account (potentially saving transaction costs for both accounts), could involve a potential conflict of interest if, for example, a portfolio manager is permitted to sell a security from one account to another account at a higher price than an independent third party would pay. The investment manager and the funds have adopted compliance procedures that provide that any transactions between a fund and another account managed by the investment manager are to be made at a current market price, consistent with applicable laws and regulations.

Another potential conflict of interest may arise based on the different investment objectives and strategies of a fund and other accounts managed by its portfolio manager(s). Depending on another account’s objectives and other factors, a portfolio manager may give advice to and make decisions for a fund that may differ from advice given, or the timing or nature of decisions made, with respect to another account. A portfolio manager’s investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a portfolio manager may buy or sell a particular security for certain accounts, and not for a fund, even though it could have been bought or sold for the fund at the same time. A portfolio manager also may buy a particular security for one or more accounts when one or more other accounts are selling the security (including short sales). There may be circumstances when a portfolio manager’s purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts, including the funds.

A fund’s portfolio manager(s) also may have other potential conflicts of interest in managing the fund, and the description above is not a complete description of every conflict that could exist in managing the fund and other accounts. Many of the potential conflicts of interest to which the investment manager’s portfolio managers are subject are essentially the same or similar to the potential conflicts of interest related to the investment management activities of the investment manager and its affiliates.

(2) DFA: Actual or apparent conflicts of interest may arise when a portfolio manager has the primary day-to-day responsibilities with respect to a mutual fund, such as the Variable Portfolio – DFA International Value Fund (“Fund”), and other accounts. Other accounts include registered mutual funds (including proprietary mutual funds advised by DFA or its affiliates), other unregistered pooled investment vehicles, and other accounts managed for organizations and individuals (“Accounts”). An Account may have similar investment objectives to the Fund, or may purchase, sell or hold securities that are eligible to be purchased, sold or held by a fund. Actual or apparent conflicts of interest include:

•

Time Management. The management of the Fund and other Accounts may result in a portfolio manager devoting unequal time and attention to the management of the fund and/or Accounts. DFA seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Certain Accounts managed by a portfolio manager within an investment discipline are managed using the same investment models.

•

Investment Opportunities. It is possible that at times identical securities will be held by the Fund and one or more Accounts. However, positions in the same security may vary and the length of time that the Fund may hold investments in the same security may likewise vary. If a portfolio manager identifies a limited investment opportunity that may be suitable for the Fund and one or more Accounts, the Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Accounts. To address these situations, DFA has adopted procedures for allocating portfolio transactions across multiple Accounts.

•

Broker Selection. With respect to securities transactions for the Fund, DFA determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain Accounts (such as separate accounts), DFA may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, DFA or its affiliates may place separate, non-simultaneous, transactions for the Fund and another Account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the Account.

•

Performance-Based Fees. For some Accounts, DFA may be compensated based on the profitability of the Account, such as by a performance-based management fee. These incentive compensation structures may create a conflict of interest for DFA with regard to Accounts where DFA is paid based on a percentage of assets because the portfolio manager may have an incentive to allocate securities preferentially to the Accounts where DFA might share in investment gains.

•

Investment in an Account. A portfolio manager or his/her relatives may invest in an Account that he or she manages and a conflict may arise where he or she may therefore have an incentive to treat the Account in which the portfolio manager or his/her relatives invest preferentially as compared to other Accounts for which he or she has portfolio management responsibilities.

DFA has adopted certain compliance procedures that are reasonably designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(3) Mondrian: Mondrian does not foresee any material conflicts of interest that may arise in the management of the funds and any other accounts managed with similar investment guidelines. Mondrian acts solely as an investment manager and does not engage in any other business activities. The following is a list of some potential conflicts of interest that can arise in the course of normal investment management business activities. Mondrian maintains and operates various policies and procedures which are designed to prevent or manage any of the conflicts identified below so that the interests of its clients are always put ahead of Mondrian’s own interests or those of its employees and directors:

Allocation of aggregated trades

Mondrian may from time to time aggregate trades for a number of its clients.

Mondrian’s policy requires that all allocations of aggregated trades must be fair between clients. Transactions involving commingled orders are allocated in a manner deemed equitable to each account. When a combined order is executed in a series of transactions, at different prices, each account participating in the order may be allocated an average price obtained from the broker/dealer. When a trade can be allocated in a cost efficient manner to our clients, it will be prorated across all participating accounts. Mondrian may randomly allocate purchases or sales among participating accounts when the amounts involved are too small to be evenly proportioned in a cost efficient manner. In performing random allocations, Mondrian will consider consistency of strategy implementation among participating accounts.

Allocation of investment opportunities

Mondrian is an investment manager of multiple client portfolios. As such, it has to ensure that investment opportunities are allocated fairly between clients. There is a potential risk that Mondrian may favor one client over another client in making allocations of investment opportunities.

Mondrian makes security selection decisions at committee level. Those securities identified as investment opportunities are added to a list of approved securities; portfolios will hold only such approved securities.

All portfolios governed by the same or a similar mandate will be structured similarly (that is, will hold the same or comparable stocks), and will exhibit similar characteristics. Sale and purchase opportunities identified at regular investment meetings will be applied to portfolios across the board, subject to the requirements of individual client mandates.

Allocation of IPO opportunities

Initial Public Offerings (“IPO’s”) present a potential conflict of interest when they are priced at a discount to the anticipated secondary market price and the issuer has restricted or scaled back its allocation due to market demand. In such instances, the IPO allocation could be divided among a small select group of clients with others not receiving the allocation they would otherwise be entitled to.

Mondrian clients with relevant mandates are given an equal opportunity, proportionate to the size of their portfolio, to participate in IPO trades. All IPO purchases are allocated on a strict pro-rata basis.

Dealing in investments as principal in connections with the provision of seed capital

A conflict of interest exists when a portfolio management firm manages its own money alongside client money. Mondrian generally does not trade for its own account. However, Mondrian and its affiliates have provided the seed capital to certain investment vehicles that have been established by Mondrian group entities. Mondrian serves as the investment manager to these investment vehicles.

Mondrian operates dealing policies designed to ensure the fair and equal treatment of all clients e.g. the allocation of aggregated trades among clients. These policies ensure that any portfolios in which Mondrian has an investment interest do not receive favorable treatment relative to other client portfolios.

Directorships and external arrangements

Certain Mondrian staff may hold positions in external organizations. There is a potential risk that Mondrian personnel may place their own interests (resulting from outside employment /directorships) ahead of the interests of Mondrian clients.

Before accepting an executive or non-executive directorship or any other appointment in another company, employees, including executive directors, must obtain the prior approval of the Chief Executive Officer. The Chief Compliance Officer must also be informed of all such appointments and changes.

The CEO and CCO will only permit appointments that would not present a conflict of interest with the individual’s responsibilities to Mondrian clients.

Dual agency

Dual Agency (also known as Cross Trading) concerns those transactions where Mondrian may act as agent for both the buyer and seller. In such circumstances there is a potential conflict of interest as it may be possible to favor one client over another when establishing the execution price and/or commission rate.

Although it rarely does so, Mondrian may act as agent for both buying and selling parties with respect to transactions in investments. If Mondrian proposes to act in such capacity, the Portfolio Manager will first obtain approval from the Chief Compliance Officer. The CCO has an obligation to ensure that both parties are treated fairly in any such trade.

Employee personal account dealing

There are a number of potential conflicts when staff of an investment firm engage in buying and selling securities for their personal account.

Mondrian has arrangements in place to ensure that none of its directors, officers or employees (or persons connected to them by way of a business or domestic relationship) effects any transaction on their own account which conflicts with client interests.

Mondrian’s rules which govern personal account dealing and general ethical standards are set out in the Mondrian Investment Partners Code of Ethics.

Gifts and entertainment (received)

In the normal course of business Mondrian employees may receive gifts and entertainment from third parties e.g. brokers and other service providers. This results in a potential conflict of interest when selecting third parties to provide services to Mondrian and its clients.

Mondrian has a policy which requires that gifts and entertainment received are reported to the Chief Compliance Officer (any items in excess of £100 require pre-approval).

All gifts and entertainment are reviewed to ensure that they are not inappropriate and that staff have not been unduly influenced by them.

Gifts and entertainment (given)

In the normal course of business, Mondrian employees may provide gifts and entertainment to third parties. Excessively lavish gifts and entertainment would be inappropriate.

Mondrian has a policy which requires that any gifts and entertainment provided are reported to the Chief Compliance Officer (any items in excess of £200 require pre-approval).

All gifts and entertainment are reviewed to ensure that they are not inappropriate and that staff have not attempted to obtain undue influence from them.

Performance fees

Where an investment firm has clients with a performance fee arrangement there is a risk that those clients could be favored over clients without performance fees.

Mondrian charges fees as a proportion of assets under management. In a very limited number of situations, in addition to this fee basis, certain accounts also include a performance fee basis.

The potential conflict of interest arising from these fee arrangements is addressed by Mondrian’s procedures for the allocation of aggregated trades among clients. Investment opportunities are allocated totally independently of fee arrangements.

Soft dollar arrangements

Where an investment manager has soft dollar arrangements in place with a broker/dealer there is a potential conflict of interest as trading volumes through that broker/dealer are usually important in ensuring that soft dollar targets are met. As is typical in the investment management industry, Mondrian client funds are used to pay brokerage commissions for the execution of transactions in the client’s portfolio. As part of that execution service, brokers generally provide proprietary research to their clients as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; and providing information on economic factors and trends.

Proprietary research may be used by Mondrian in connection with its investment decision-making process with respect to one or more accounts managed by it, and it may or may not be used, or used exclusively, with respect to the account generating the brokerage.

With the exception of the receipt of proprietary research, Mondrian has no other soft dollar or commission sharing arrangements in place with brokers.

(4) Columbia Management: As of the funds’ most recent fiscal year end, the portfolio managers received all of their compensation in the form of salary, bonus, stock options, restricted stock, and notional investments through an incentive plan, the value of which is measured by reference to the performance of the funds in which the account is invested. A portfolio manager’s bonus is variable and generally is based on (1) an evaluation of the portfolio manager’s investment performance and (2) the results of a peer and/or management review of the portfolio manager, which takes into account skills and attributes such as team participation, investment process, communication and professionalism. In evaluating investment performance, the investment manager generally considers the one, three and five year performance of mutual funds and other accounts managed by the portfolio manager relative to the benchmarks and peer groups, emphasizing the portfolio manager’s three and five year performance. The investment manager also may consider a portfolio manager’s performance in managing client assets in sectors and industries assigned to the portfolio manager as part of his/her investment team responsibilities, where applicable. For portfolio managers who also have group management responsibilities, another factor in their evaluation is an assessment of the group’s overall investment performance.

The size of the overall bonus pool each year depends on, among other factors, the levels of compensation generally in the investment management industry (based on market compensation data) and the investment manager’s profitability for the year, which is largely determined by assets under management.

(5) DFA: Portfolio managers receive a base salary and bonus. Compensation of a portfolio manager is determined at the discretion of DFA and is based on a portfolio manager’s experience, responsibilities, the perception of the quality of his or her work efforts and other subjective factors. The compensation of portfolio managers is not directly based upon the performance of the mutual funds or other accounts that the portfolio managers manage. DFA reviews the compensation of each portfolio manager annually and may make modifications in compensation as it deems necessary to reflect changes in the market. Each portfolio manager’s compensation consists of the following:

•	Base salary. Each portfolio manager is paid a base salary. DFA considers the factors described above to determine each portfolio manager’s base salary.

•	Semi-Annual Bonus. Each portfolio manager may receive a semi-annual bonus. The amount of the bonus paid to each portfolio manager is based upon the factors described above.

Portfolio managers may be awarded the right to purchase restricted shares of the stock of DFA as determined from time to time by the Board of Directors of DFA or its delegees. Portfolio managers also participate in benefit and retirement plans and other programs available generally to all employees.

In addition, portfolio managers may be given the option of participating in DFA’s Long Term Incentive Plan. The level of participation for eligible employees may be dependent on overall level of compensation, among other considerations.

Participation in this program is not based on or related to the performance of any individual strategies or any particular client accounts.

(6) Mondrian: Mondrian has the following programs in place to retain key investment staff:

1. Competitive Salary — All investment professionals are remunerated with a competitive base salary.

2. Profit Sharing Bonus Pool — All Mondrian staff, including portfolio managers and senior officers, qualify for participation in an annual profit sharing pool determined by the company’s profitability (approximately 30% of profits).

3. Equity Ownership — Mondrian is 100% employee owned.

Incentives (Bonus and Equity Programs) focus on the key areas of research quality, long-term and short-term stock performance, teamwork, client service and marketing. As an individual’s ability to influence these factors depends on that individual’s position and seniority within the firm, so the allocation of participation in these programs will reflect this.

At Mondrian, the investment management of particular portfolios is not “star manager” based but uses a team system. This means that Mondrian’s investment professionals are primarily assessed on their contribution to the team’s effort and results, though with an important element of their assessment being focused on the quality of their individual research contribution.

Compensation Committee

In determining the amount of bonuses and equity awarded, Mondrian’s Board of Directors consults with the company’s Compensation Committee, who will make recommendations based on a number of factors including investment research, organization management, team work, client servicing and marketing.

Defined Contribution Pension Plan

All portfolio managers are members of the Mondrian defined contribution pension plan where Mondrian pays a regular monthly contribution and the member may pay additional voluntary contributions if they wish. The Plan is governed by Trustees who have responsibility for the trust fund and payments of benefits to members. In addition, the Plan provides death benefits for death in service and a spouse’s or dependant’s pension may also be payable. Mondrian believes that this compensation structure, coupled with the opportunities that exist within a successful and growing business, are adequate to attract and retain high caliber employees.

S-6242-14 A (4/12)

S-6242-14 A (4/12)